UNITED STATES

SECURITIES EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2017

Great Elm Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 South Street, Suite 230, Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

(617) 375-3006

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

The registrant entered into the separation agreement, dated as of September 18, 2017, that is exhibit 10.1 to this report (the “Separation Agreement”).  The Separation Agreement, including the annexes thereto, should be read carefully in its entirety.  Among other things, under the Separation Agreement:

Separation of Great Elm and MAST

The senior secured note, dated November 3, 2016 (the “Note”), made by GECC GP Corp, a subsidiary of the registrant (“GP Corp”), in favor of MAST Capital Management, LLC (“MAST”) was amended and restated on September 18, 2017 (the “Amended Note”), to be in an aggregate original principal amount of $3.3 million due November 3, 2027.  In addition, the interest due on the Note was cancelled.

The cost sharing agreement, dated as of November 3, 2016 (the “Cost Sharing Agreement”), by and between Great Elm Capital Management, Inc. (“GECM”), a subsidiary of the registrant, and MAST, was terminated with no residual liability or obligation of either party to the other.

The warrant, dated as of December 9, 2016, to purchase an aggregate of 54,733 shares of the registrant’s common stock (the “Warrant”) held by MAST was replaced by the issuance of an aggregate of 54,733 shares of the registrant’s common stock, at a price per share of $0.01, to MAST.  This exchange was intended to remove the performance condition in the Warrant.

On November 3, 2016, the registrant issued to David J. Steinberg (“Steinberg”) an aggregate of 220,923 performance shares (the “Performance Shares”) under the registrant’s 2016 Long-Term Incentive Plan.  On September 18, 2017, those Performance Shares were cancelled, and Steinberg resigned from his position as a senior advisor to GECM.

Steinberg owns an aggregate of 3,970 and MAST owns an aggregate of 983 shares of common stock of GP Corp, respectively.  The right of GP Corp and certain other stockholders of GP Corp to purchase such shares was terminated and Steinberg and MAST each agreed to terminate their rights to potentially acquire additional shares of GP Corp common stock.

MAST’s and its affiliate’s employment of Peter A. Reed, the registrant’s Chief Executive Officer, a member of the registrant’s board of directors and Chief Investment Officer of GECM, and Adam M. Kleinman, chief operating officer of GECM, was terminated.

The parties provided each other with mutual releases.

The registrant entered into a warrant agreement with MAST that entitles MAST to purchase up to 420,000 shares of the registrant’s common stock at market prices, subject to certain limitations.

GECM and GP Corp amended their Profit Sharing Agreement, dated as of November 3, 2016, to provide that losses are set off on a first-in, first-out basis.

Changes in Corporate Governance

Peter A. Reed was appointed as Chief Executive Officer of the registrant.

MAST and Steinberg entered into a two-year standstill and voting agreement.

Jeffrey S. Serota was appointed chairman of the registrant’s board of directors.

Investment by Northern Right

Northern Right Capital Management L.P. (“Northern Right Capital”) acquired a warrant to purchase from the registrant up to an additional 1,266,000 shares of the registrant’s common stock at market prices.

New Employment Arrangements

Items described in Item 5.02 of this report may be deemed to be material contracts.

Item 1.02 Termination of a Material Definitive Agreement.

The Cost Sharing Agreement and the Warrant were terminated as described in Item 1.01 of this report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

GP Corp. issued the Amended Note as described in Item 1.01 of this report.

Item 2.06 Material Impairments.

In connection with the separation described in Item 1.01 of this report, GECM effected a significant change to its cost structure, including among other things, reducing fixed compensation of its employees and downsizing its staff.  The change in cost structure causes the registrant to re-evaluate the value attributed to intangible assets of the investment management business and GECM’s investment management agreement with Great Elm Capital Corp.  The registrant does not currently have an estimate as to whether or how much the carrying value of those assets will change.

Item 3.02 Unregistered Sales of Equity Securities.

The issuance of warrants to MAST and Northern Right Capital as described in Item 1.01 of this report were transactions that did not require registration under the Securities Act of 1933, as amended (the “Securities Act”).  The offer and sale to MAST and Northern Right Capital were exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2017, entered into new employment arrangements with Mr. Reed.  Mr. Reed’s new offer letter is filed as Exhibit 10.2 to this report.

On September 18, 2017, the registrant entered into new employment arrangements with John J. Woods, who became Chief Financial Officer of the registrant on that date.  Mr. Woods’ new offer letter is filed as Exhibit 10.3 to this report.

On September 18, 2017, GECM entered into new employment arrangements with all of its investment management employees, including Adam Kleinman, Chief Operating Officer of GECM, a named executive officer of the registrant.  Mr. Kleinman’s new offer letter is filed as Exhibit 10.4 to this report.

The registrant previously filed the form of its performance share awards. In connection with the registrant and GECM entering into new employment arrangements, the registrant amended the form of outstanding performance share award, the form of which is filed as Exhibit 10.5 to this report.

In connection with reducing the fixed compensation of its investment management employees, GECM adopted a performance bonus plan (the “Plan”) under which cash bonuses are tied to GECM’s EBITDA (as defined in the Plan).  A copy of the plan is filed as Exhibit 10.6 to this report.

On September 18, 2017, James D. Wheat retired from his position as the registrant’s Chief Financial Officer.

Item 8.01 Other Events.

The registrant and MAST issued a press release, dated September 18, 2017, that is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1

Separation Agreement, dated as of September 18, 2017, by and among the registrant and the other parties thereto (incorporated by reference to Exhibit 10.29 to the registrant’s Form 10-K (File No. 001-16703) filed on September 19, 2017)

10.2*	Offer letter, dated September 18, 2017, by and between the registrant and Peter A. Reed
10.3*	Offer letter, dated September 18, 2017, by and between the registrant and John J. Woods
10.4*	Offer letter, dated September 18, 2017, by and between Great Elm Capital Management, Inc. and Adam M. Kleinman
10.5*	Form of Amended and Restated Performance Award
10.6*	Great Elm Capital Management Performance Bonus Plan, as in effect as of September 18, 2017
10.7	Amended and Restated Senior Secured Note, dated September 18, 2017, made by GECC GP Corp in favor of MAST Capital Management, LLC
10.8	Warrant, dated September 18, 2017, issued by the registrant to MAST Capital Management, LLC
10.9	Share Registration Agreement, dated September 18, 2017, by and between the registrant and MAST Capital Management, LLC
10.10	Warrant, dated September 18, 2017, issued by the registrant to Northern Right Capital Management, L.P.
10.11	Share Registration Agreement, dated September 18, 2017, by and between the registrant and Northern Right Capital Management, L.P.
10.12	Letter agreement, dated September 18, 2017, by and between Great Elm Capital Management, Inc. and GECC GP Corp.
99.1	Press release, dated September 18, 2017

*  Management compensation arrangement

Cautionary Statement Regarding Forward-Looking Information

This report and certain information incorporated herein by reference contain forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “seek,” “anticipate,” “intend,” “estimate,” “plan,” “target,” “project,” “forecast,” “envision” and other similar phrases. Although we believe the assumptions and expectations reflected in these forward-looking statements are reasonable, these assumptions and expectations may not prove to be correct, and we may not achieve the financial results or benefits anticipated. These forward-looking statements are not guarantees of actual results. Our actual results may differ materially from those suggested in the forward-looking statements. These forward-looking statements involve a number of risks and uncertainties, some of which are beyond our control. These forward-looking statements speak only as of the time of filing of this report and we do not undertake to update or revise them as more information becomes available. You are cautioned not to place undue reliance on these forward-looking statements. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized as of September 19, 2017.

GREAT ELM CAPITAL GROUP, INC.

By:	/s/ Richard S. Chernicoff
Richard S. Chernicoff
President

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